UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 7, 1999


                             COMMERCIAL ASSETS, INC.
               (Exact name of Company as specified in its charter)


                Maryland                      1-2262              84-1240911
     (State or other jurisdiction of     (Commission File       (IRS Employer
     incorporation or organization)          Number)         Identification No.)

   3410 South Galena Street, Suite 210                              80231
            Denver, Colorado                                      (Zip Code)
(Address of principal executive offices)

                                 (303) 614-9410
                (Company's telephone number, including area code)

                                 Not Applicable
                         (Former name or former address,
                          if changed since last report)

Item 2.  Acquisition or Disposition of Assets

On May 7, 1999, Commercial Assets, Inc. (the "Company") acquired a manufactured home community located near Phoenix, Arizona from Rancho Mirage, a general partnership. The community consists of 310 developed homesites. The developed homesites are 99% occupied.

The  consideration  for  the  community  was  determined   through   arms-length
negotiations with the seller. Total consideration for the community was $11,810,000 which was paid in cash. The Company generally intends to continue to utilize the assets acquired in the transaction as rental properties which is the same manner as they were employed prior to the acquisition.

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements in certain circumstances. Certain information included in this Report, the Company's Annual Report to Stockholders and other Company filings (collectively "SEC Filings") under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (as well as information communicated orally or in writing between the dates of such SEC Filings) contains or may contain information that is forward looking, including, without limitation, statements regarding projections of the Company's future financial performance, cash flow, dividends and anticipated returns on real estate investments. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include: general economic and business conditions; interest rate changes; financing and refinancing risks; risks inherent in owning real estate or debt secured by real estate; future development rate of homesites; competition; the availability of real estate assets at prices which meet the Company's investment criteria; the Company's ability to reduce expense levels, implement rent increases and use leverage; and other risks set forth in the Company's Securities and Exchange Commission filings. Readers should carefully review the Company's financial statements and the notes thereto, as well as the risk factors described in the SEC Filings.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements

         Statement of Excess of Revenues Over Specific Operating Expenses of the Rancho Mirage Mobile Home Park for the Year Ended December 31, 1998 (audited) and the period from January 1, 1999 to March 31, 1999 (unaudited).

(b)      Pro Forma Financial Information

         Pro Forma Condensed Consolidated Balance Sheet of Commercial Assets, Inc. and Subsidiaries as of March 31, 1999.

         Pro Forma Condensed Consolidated Statement of Income of Commercial Assets, Inc. and Subsidiaries for the Three Months Ended March 31, 1999.

         Pro Forma Condensed Consolidated Statement of Income of Commercial Assets, Inc. and Subsidiaries for the Year Ended December 31, 1998.

(c)      Exhibits

         Exhibit No.                             Description
            10.13 Agreement of Sale dated March 1, 1999, between Rancho Mirage Mobile Home Park and Community Acquisition & Development Corp.

           10.13(a) Assignment of Agreement dated May 6, 1999, between Community Acquisition & Development Corp. and CAX Rancho Mirage, L.L.C.

              23           Consent of Independent Auditors - Ernst & Young LLP


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    COMMERCIAL ASSETS, INC.

Date:  May 18, 1999
                                                    By: /s/David M. Becker
                                                        ------------------------
                                                         David M. Becker
                                                         Chief Financial Officer

        Statement of Excess of Revenues Over Specific Operating Expenses

                    Rancho Mirage Manufactured Home Community

                          Year ended December 31, 1998

                    Rancho Mirage Manufactured Home Community

                         Statement of Excess of Revenues
                        Over Specific Operating Expenses

                          Year ended December 31, 1998





                                    Contents

Report of Independent Auditors.................................................1
Statement of Excess of Revenues Over Specific Operating Expenses...............2
Notes to Statement of Excess of Revenues Over Specific Operating Expenses......3

                         Report of Independent Auditors

Board of Directors and Stockholders
Commercial Assets, Inc.

We have audited the accompanying statement of excess of revenues over specific operating expenses of the Rancho Mirage Manufactured Home Community (Note 1) for the year ended December 31, 1998. This statement is the responsibility of the management of Rancho Mirage Manufactured Home Community. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, the statement of excess of revenues over specific operating expenses excludes certain expenses that would not be comparable to the operations of the community after acquisition by Commercial Assets, Inc.. The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the community's revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of expenses described in Note 1) of Rancho Mirage Manufactured Home Community for the year ended December 31, 1998 in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP
May 4, 1999

                    Rancho Mirage Manufactured Home Community

                         Statement of Excess of Revenues
                        Over Specific Operating Expenses




                                                                         Year Ended                Two Months Ended
                                                                      December 31, 1998            February 28, 1999
                                                                 -------------------------------------------------------
                                                                                                      (Unaudited)
Revenues
   Rental                                                              $      468,173               $     88,021
   Other                                                                       85,292                     20,435
                                                                 -------------------------------------------------------
                                                                              553,465                    108,456

Specific operating expenses
   Property operations and maintenance                                        245,267                     48,961
   Real estate taxes                                                           29,519                      4,920
                                                                 -------------------------------------------------------
                                                                              274,786                     53,881
                                                                 -------------------------------------------------------

Excess of revenues over specific operating expenses                    $      278,680               $     54,575
                                                                 =======================================================



See accompanying notes.                                                        2

                   Rancho Mirage Manufactured Home Community



1.  Organization and Significant Accounting Policies

Description of Properties

The Rancho Mirage Manufactured Home Community is a manufactured home community located in Apache Junction, Arizona which contains 310 developed homesites. In May 1999, the community was sold to Commercial Assets, Inc.

Basis of Accounting

The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and
Exchange Commission for real estate properties. Accordingly, the statement excludes certain historical expenses not comparable to the operations of the property after acquisition, such as professional fees, management fees, depreciation, amortization and interest.

Revenue Recognition

Rental income attributable to manufactured home lots is recorded when due from residents.

Use of Estimates

The preparation of the statement of excess of revenues over specific operating expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement and accompanying notes. Actual results could differ from those estimates.

Item 7(b).


                    COMMERCIAL ASSETS, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1999
                                 (In thousands)
                                   (Unaudited)


                                                                    As Previously        Pro Forma          Pro Forma
                                                                      Reported          Adjustments          Results
                                                                  ------------------ ------------------ -------------------
ASSETS
Cash and cash equivalents                                             $      956         $       --         $      956
Short-term investments                                                    37,836            (11,810) (a)        26,026
Real estate, net                                                          21,206             11,810  (a)        33,016
Investment in participating mortgages and leases                           9,993                 --              9,993
Investment in real estate joint venture                                    1,304                 --              1,304
Investment in and notes receivable from Westrec                            4,011                 --              4,011
CMBS bonds                                                                 1,682                 --              1,682
Other assets, net                                                          1,248                 --              1,248
                                                                      ----------         ----------         ----------
      Total Assets                                                    $   78,236         $       --         $   78,236
                                                                      ==========         ==========         ==========

LIABILITIES
Accounts payable and accrued liabilities                              $    1,225         $       --         $    1,225
Management fees payable to related parties                                   122                 --                122
                                                                      ----------         ----------         ----------
                                                                           1,347                 --              1,347
                                                                      ----------         ----------         ----------

STOCKHOLDERS' EQUITY
Preferred stock                                                               --                 --                 --
Common stock                                                                 104                 --                104
Additional paid-in capital                                                76,874                 --             76,874
Dividends in excess of accumulated earnings                                  (89)                --                (89)
                                                                      ----------         ----------         ----------
                                                                          76,889                 --             76,889
                                                                      ----------         ----------         ----------
      Total Liabilities and Stockholders' Equity                      $   78,236         $       --         $   78,236
                                                                      ==========         ==========         ==========




       See Notes to Pro Forma Condensed Consolidated Financial Statements.

                    COMMERCIAL ASSETS, INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999
                      (In thousands, except per share data)
                                   (Unaudited)


                                                                As Previously       Pro Forma         Pro Forma
                                                                   Reported        Adjustments         Results
                                                             -------------------------------------------------------
RENTAL PROPERTY OPERATIONS
Rental and other property revenues                                $     --          $    404  (b)    $    404
Income from participating mortgages and leases                         587                --              587
Property operating expenses                                             --              (181) (b)        (181)
                                                                  --------          --------         --------
Income from property operations before depreciation                    587               223              810
Depreciation                                                           (89)             (183) (c)        (272)
                                                                  --------          --------         --------
Income from property operations                                        498                40              538
                                                                  --------          --------         --------

Interest and other income                                              701              (243) (d)         458
CMBS bonds revenue                                                      38                --               38
General and administrative expenses                                   (133)               --             (133)
Management fees paid to manager                                        (80)              (50) (e)        (130)
                                                                  --------          --------         --------

OPERATING INCOME                                                     1,024              (253)             771

Acquisition fees paid to manager                                       (42)              (59) (f)        (101)
                                                                  --------          --------         --------

NET INCOME                                                        $    982          $   (312)        $    670
                                                                  ========          ========         ========

BASIC AND DILUTED EARNINGS PER SHARE                              $   0.09          $  (0.03)        $   0.06
                                                                  ========          ========          =======

Weighted-Average Common Shares Outstanding                          10,364            10,364           10,364

Weighted-Average Common Shares and Common Share Equivalents
   Outstanding                                                      10,365            10,365           10,365



       See Notes to Pro Forma Condensed Consolidated Financial Statements.

                    COMMERCIAL ASSETS, INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                      (In thousands, except per share data)
                                   (Unaudited)

                                                                As Previously       Pro Forma         Pro Forma
                                                                   Reported        Adjustments         Results
                                                             -------------------------------------------------------
RENTAL PROPERTY OPERATIONS
Rental and other property revenues                               $      --         $   1,601  (b)   $   1,601
Income from participating mortgages and leases                         587                --              587
Property operating expenses                                             --              (792) (b)        (792)
                                                                 ---------         ---------        ---------
Income from property operations before depreciation                    587               809            1,396
Depreciation                                                           (50)             (730) (c)        (780)
                                                                 ---------         ---------        ---------
Income from property operations                                        537                79              616
                                                                 ---------         ---------        ---------

Interest and other income                                            3,874            (1,090) (d)       2,784
CMBS bonds revenue                                                     161                --              161
General and administrative expenses                                   (420)               --             (420)
Management fees paid to manager                                        (87)             (201) (e)        (288)
                                                                 ---------         ---------        ---------

OPERATING INCOME                                                     4,065            (1,212)           2,853

Acquisition fees paid to manager                                      (124)             (101) (f)        (225)
Costs related to potential marina investments                         (500)               --             (500)
                                                                 ---------         ---------        ---------

NET INCOME                                                       $   3,441         $  (1,313)       $   2,128
                                                                 =========         =========        =========

BASIC AND DILUTED EARNINGS PER SHARE                             $    0.33         $   (0.13)       $    0.20
                                                                 =========         =========        =========

Weighted-Average Common Shares Outstanding                          10,357            10,357           10,357

Weighted-Average Common Shares and Common Share Equivalents
   Outstanding                                                      10,372            10,372           10,372




       See Notes to Pro Forma Condensed Consolidated Financial Statements.

                    COMMERCIAL ASSETS, INC. AND SUBSIDIARIES
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)


The pro forma condensed consolidated balance sheet of the Company as of March 31, 1999, is presented as if the May 7, 1999 acquisition of a manufactured home community had occurred on March 31, 1999. The pro forma condensed consolidated statements of income are presented assuming all 1999 acquisitions had been completed: (i) on January 1, 1999 for the statement of income for the three months ended March 31, 1999; and (ii) on January 1, 1998 for the statement of income for the year ended December 31, 1998. In management's opinion, all adjustments necessary to reflect the acquisitions have been made. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1999.

The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations would have been assuming the transaction had been completed as of the dates indicated, nor does it purport to represent the future financial position or results of operations of the Company.

(a)  Reflects  the  purchase  of  the  Rancho   Mirage   Mobile  Home  Park  for
     $11,810,000.   The  Company  sold  short-term   investments  and  paid  the
     acquisition price in cash.

(b) Reflects adjustment for the revenues and property expenses of the 1999 acquisitions of Lakeshore Villas Manufactured Home Community and Rancho Mirage Mobile Home Park.

(c) Reflects depreciation of acquired assets on the straight-line basis over an estimated useful life of 25 years for land improvements and buildings.

(d) Eliminates the interest income at (i) 4.9% per annum for the three months ended March 31, 1999; and (ii) 5.5% per annum for the year ended December 31, 1998; on the short-term investments used to acquire the manufactured home communities.

(e) Reflects management fees payable to the Company's manager based upon 1% per annum of the average amount invested.

(f) Reflects acquisition fees paid to the Company's manager based upon 0.5% of the cost of the acquired community.